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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 7, 2005



                         LITHIUM TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                          1-10446              13-3411148
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(State or Other Jurisdiction of          (Commission           (IRS Employer
Incorporation or Organization)           File Number)        Identification No.)


                  5115 Campus Drive, Plymouth Meeting, PA    19462
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                  (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (610) 940-6090
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                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR No.) 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 7, 2005, Lithium Technology Corporation ("we") entered into a Securities Purchase Agreement with Cornell Capital Partners, L.P. ("Cornell Capital") pursuant to which we issued convertible debentures in the principal amount of $3,000,000. The debentures are convertible at the option of Cornell Capital any time up to maturity at a conversion price equal to $0.06 per share. The debentures have a one-year term and accrue interest at 8% per year. Interest and principal payments on the debenture commence on January 1, 2006 and end on October 1, 2006.

We can redeem the debentures upon three days prior written notice for any reason until January 5, 2006 and thereafter if the common stock is trading below the conversion price of $0.06 at the time of a prepayment notice. Upon a redemption after January 5, 2006 we must pay a prepayment premium of 15% of any amounts prepaid.

We entered in a Pledge and Escrow Agreement pursuant to which we have agreed to issue to Cornell Capital shares of our common stock in the event of default under the debenture as security for our obligations thereunder. We also granted Cornell Capital a security interest in the assets of LTC. In the event of default, Cornell Capital, in addition to any other remedies, may convert any or all the outstanding principal of the debentures into common stock at a fixed conversion price equal to $0.0128 per share.

We have agreed to prepare and file a registration statement under the Securities Act of 1933, as amended, that includes the shares of common stock issuable upon conversion of the debentures and upon exercise of the warrants by January 5, 2006, and to ensure that such Registration Statement is declared effective by April 5, 2006.

Commissions to Cornell Capital in connection with this transaction included 7.5% cash compensation in the form of a discount to the purchase price of the debentures, or $225,000, and five-year warrants to purchase 20,000,000 shares of our common stock at the following exercise prices: 10,000,000 at $0.06 per share, 5,000,000 at $0.07 per share and 5,000,000 at $0.10 per share. We also paid structuring fees to Yorkville Advisors Management of $10,000.

We previously entered into a Standby Equity Distribution Agreement with Cornell Capital. During the month of September 2005, we sold 18,204,601 shares of common stock to Cornell Capital for $800,000 pursuant to the Standby Equity Distribution Agreement at prices ranging from $0.0304 to $0.0647 per share. Of such proceeds, we paid commitment fees to Cornell Capital of 5% of the gross proceeds, or $40,000 in the aggregate and we paid structuring fees to Yorkville Advisors Management aggregating $2,000, with net proceeds to us of $758,000 from such sales.

Issuance of the securities sold was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The securities were sold to an accredited investor in a private transaction without the use of any form of general solicitation or advertising. The underlying securities are "restricted securities" subject to applicable limitations on resale.


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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION.

See Item 1.01 above.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 14, 2005

                                  LITHIUM TECHNOLOGY CORPORATION
                                  (Registrant)



                                  By: /s/ Andrew J. Manning
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                                     Andrew J. Manning
                                     President and Chief Operating Officer


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